Net Income (Loss) per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Net Income (Loss) per Common Share
Net Income (Loss) per Common Share
Basic net income (loss) per common share is computed by dividing net (loss) applicable to common shares by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per common share is determined based on the assumption that dilutive restricted stock and restricted stock unit awards have vested and outstanding dilutive stock options have been exercised and the aggregate proceeds were used to reacquire common stock using the average price of such common stock for the period. The total number of shares issuable under anti-dilutive options at December 31, 2015, 2014 and 2013 were 560,797, 599,068 and 550,567, respectively. All outstanding stock options for the twelve months ended December 31, 2015, 2014 and 2013 were anti-dilutive. The total number of shares issuable under anti-dilutive options above have been retroactively adjusted to reflect the one-for-fifteen reverse stock split completed on February 4, 2016.
Prior to September 30, 2013, there were 27,000 shares outstanding of the Company’s Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”). On September 30, 2013, the holder of all of the outstanding shares of Series D Preferred Stock converted those shares into 404,338 shares of common stock. The number of shares of common stock received as a result of the conversion of the Series D Cumulative Convertible Preferred Stock has been retroactively adjusted to reflect the one-for-fifteen reverse stock split completed on February 4, 2016. The effects of the outstanding shares of all Series D Preferred Stock were anti-dilutive for the year ended December 31, 2013.